UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 31, 2008

BLUE MOUNTAIN RESOURCES INC.

(Exact name of registrant as specified in this charter)

NEVADA	333-143694	98-0550407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

254 Marcus Blvd. Hauppauge, NY	11788
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (631) 656-2000

812D 16 Avenue SW, Calgary, Alberta, Canada

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, including, in particular, future sales, product demand, the market for our products in the People’s Republic of China and elsewhere, competition, exchange rate fluctuations and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-KSB, Form 10-QSB, Form 8-K, or their successors.

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2008, “), Blue Mountain Resources Inc., a Nevada corporation (the “Company”), Patient Access Solutions Inc., a New York corporation and Blue Mountain Acquisition Subsidiary Corp., a Florida corporation and wholly-owned subsidiary of the Company, entered into an Agreement and Plan of Merger whereby Patient Access Solutions Inc., was merged into the Company (the “Merger Agreement”). Pursuant to the terms and conditions of the Merger Agreement, the shareholders of Patient Access Solutions Inc. received an aggregate of 6,900,000 shares of Company Common Stock. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Patient Access Solutions Inc. has developed and markets the PASHealth Web Portal System. The PASHealth Web Portal System offers electronic medical eligibility, electronic referrals, and service authorizations, electronic claims processing, drug formularies, electronic prescriptions, electronic medical records and patient data, automating the labor intensive and expensive manual process currently used by many facilities and healthcare providers. D-PAS utilizes digital pen & paper, to capture handwritten information from the doctor or office personnel, transfer it into a digital form into the PAS web portal and utilize the data to initiate workflows in a secure environment. A patients’ medical history and patient records are used to initiate necessary workflows within the web portal, securely and much more efficiently, empowering the healthcare business process. In addition, the Web Portal System offers a complete suite of self pay receivable management solutions for the healthcare facilities.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 31, 2008, the Board of Directors appointed Bruce Weitzberg, Robert Linzalone, and Joseph I. Emas. Melvin Woolley resigned as an officer and Director. On March 31, 2008, the Board of Directors appointed Bruce Weitzberg as President and Chief Executive Officer.

The biographies of the new Directors and Officers are as follows:

Bruce Weitzberg

Mr. Weitzberg was the Chief Operating Officer of the Medcard Division of Medcom USA, Inc., a Healthcare transaction services company from 1999 through December 2006. Mr. Weitzberg was the Chief Executive Officer of Patient Access Solutions Inc. from December, 2006 through the current date. Mr. Weitzberg graduated from New York Institute of Technology in Old Westbury New York in1981.

Robert Linzalone

Mr. Linzalone was the Director of Operations of the Medcard Division of Medcom USA, Inc., a Healthcare transaction services company from 2002 through November, 2007. Mr. Linzalone was the Executive Vice President of Patient Access Solutions Inc. from December, 2006 through the current date.

Joseph I. Emas

Mr. Emas is licensed to practice law in Florida, New Jersey and New York. Mr. Emas specializes in securities regulation, corporate finance, mergers and acquisitions and corporate law. Mr. Emas received his Honors BA at University of Toronto, Bachelor of Administrative Studies, with distinction, at York University in Toronto, his JD, cum laude from Nova Southeastern Shepard Broad Law School and his LL.M. in Securities Regulation at Georgetown University Law Center. Mr. Emas was an Adjunct Professor of Law at Nova Southeastern Shepard Broad Law School. Mr. Emas received the William Smith Award, Pro Bono Advocate for Children in 2000 and the 2006 Child Advocacy Award in Florida and is the author of “Update of Juvenile Jurisdiction Florida Practice in Juvenile Law.” Mr. Emas was been a member of the Juvenile Court Rules Committee for the State of Florida from 1999 through 2006, and currently sits on the Florida Child Advocacy Committee.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

The financial statements required by this Item 9(a) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

(b)	Pro Forma financial information

The pro forma financial information required by this Item 7(b) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

d) The following exhibits are filed with this Current Report:

2.1	Agreement and Plan of Merger, dated as of March 31, 2008, by and among Blue Mountain Resources Inc., Patient Access Solutions Inc, and Blue Mountain Acquisition Subsidiary Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Mountain Resources Inc.

Date: April 3, 2008.
	By	/s/ Bruce Weitzberg
Bruce Weitzberg
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 31, 2008, by and among Blue Mountain Resources Inc., Patient Access Solutions Inc, and Blue Mountain Acquisition Subsidiary Corp.